Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of DocGo Inc. (f/k/a Motion Acquisition Corp.) (the “Company”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andre Oberholzer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2021

/s/ Andre Oberholzer
Andre Oberholzer
Chief Financial Officer
(Principal Financial and Accounting Officer)